                                 VISTANA, INC.
                           8801 VISTANA CENTRE DRIVE
                            ORLANDO, FLORIDA  32821

                                 May 28, 1998


Mr. Jeffrey A. Adler
President
Vistana, Inc.

     Re:  Corrections to Employment Agreement Schedule
          --------------------------------------------

Dear Jeff:

     Attached hereto is a revised Schedule B to the Employment Agreement dated December 27, 1996 between Vistana, Inc. and you which incorporates the adjustment to your Base Salary and Annual Bonus Amount for the 1998 fiscal year approved by the Compensation Committee at its January meeting.

     Please carefully review the enclosed Schedule B to confirm the accuracy thereof. If the enclosed Schedule B is accurate, please execute the enclosed copy of this letter in the space provided below and return it to the undersigned, whereupon the enclosed Schedule B will be substituted for the existing Schedule B. Please keep your copy of this letter and revised Schedule B with your own copy of your Employment Agreement.

                                   Very truly yours,

                                   VISTANA, INC.

                                       /s/ Raymond L. Gellein, Jr.
                                   By:____________________________
                                           Name: Raymond L. Gellein, Jr.
                                           Title: Chairman


Enclosure

ACKNOWLEDGED AND CONFIRMED:

/s/ Jeffrey A. Adler
____________________________
Name: Jeffrey A. Adler

                                  SCHEDULE B
                                  ----------

                             EMPLOYEE COMPENSATION
                             ---------------------
                      (Revised Effective January 1, 1998)


1.   Employee Name:                Jeffrey A. Adler
     --------------

2.   Base Salary:                  $400,000
     ------------

3.   Annual Bonus Amount:          Up to 100% of Adjusted Base Salary; Formula
     --------------------
                                   to approximate that of other senior executive officers.

4.   Severance Amount:             [Intentionally Omitted]
     -----------------

5.   Monthly Severance Payment:    [Intentionally Omitted]
     --------------------------